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                                                                   EXHIBIT 10.84

                               COMPACTION AMERICA


                                 HEAVY EQUIPMENT
                              DISTRIBUTOR AGREEMENT



                             CONTRACT FOR CALIFORNIA



                            WESTERN TRACTION COMPANY
                           --------------------------
                             DISTRIBUTOR (FIRM NAME)


                              1333 ATLANTIC STREET
                                     ADDRESS


                                  P.O. BOX 1649
                                    P.O. BOX


                          UNION CITY, CALIFORNIA 94587
                              CITY, STATE, ZIP CODE


                                 (510) 487-3100
                               AREA CODE TELEPHONE


                                     ALAMEDA
                                     COUNTY



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COMPACTION AMERICA, INC., whose principal place of business is at 2000 Kentville
Road, Kewanee, Illinois 61443 (hereinafter called "COMPANY"), and the undersigned distributor (hereinafter called "Distributor") hereby agree as follows:

Distributor Appointment Sales and Service Area

1. Company hereby appoints Distributor as its heavy distributor and grants the non-exclusive right to sell and service Products (as hereinafter defined) in the territory specified on Exhibit A which is hereinafter referred to as the "Area of Primary Sales and Service Responsibility." Distributor acknowledges and agrees that Company may, upon ninety (90) days written notice to Distributor, enlarge, reduce or otherwise change the Area of Primary Sales and Service Responsibility. Distributor agrees that this Agreement applies only to the authorized locations specified on Exhibit B.

Term

2. Unless earlier terminated as herein provided, this Agreement shall expire on the 31st day of December, 1994. Company may choose to renew this Agreement for an additional term by sending a renewal notice to Distributor. This Agreement shall no longer be in force or effect if Distributor fails to execute and return to Company said renewal notice within sixty (60) days after receipt thereof.

Products

3. The products to which this Agreement applies are the complete machines (wholegoods) specified on Exhibit C, together with the attachments, accessories and service parts therefor, all of which are hereinafter collectively referred to as the "Products."

Sales and Service Responsibilities

4. Distributor hereby agrees as follows:

A. To adequately capitalize the distributorship and to maintain it on a financially sound basis, and to maintain an adequate source of inventory financing.

B. To promote and sell Products sufficient to achieve sales objectives and market share satisfactory to the Company.

C. To employ, develop, train and maintain a competent marketing organization for the purpose of selling, leasing, renting and servicing Products.

D. To maintain an inventory of Products that is adequate for the sales and service potential in the Area of Primary Sales and Service Responsibility.

E. To report operating results if and when requested to do so, including without limitation annual financial statements which have been reviewed by an independent accountant and quarterly inventory status reports.

F. To carry a minimum of One Million Dollars ($1,000,000) of comprehensive general liability coverage and to submit to Company, upon request, evidence of such insurance and its effective term.

G. To meet the Company's service policy standards including pre-delivery, delivery and after delivery requirements for all Products.

H. To render and provide sufficient, prompt and satisfactory service of said Products and to fulfill Product warranty obligations in accordance with Company's service policies, terms and conditions.

I. To meet such other reasonable standards of performance as may be established from time to time by the Company.



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Sales and Service Fee

5. If Distributor sells Products (other than attachments, accessories and service parts sold separately) outside the Area of Primary Sales and Service Responsibility, Company may assess a sales and service fee not to exceed five percent (5%) of the list price of such Products.

Planning Conferences

6. In the interest of reviewing performance and developing future plans to maximize market share and profits, Company shall conduct periodic performance reviews in cooperation with Distributor.

Orders, Delivery

7. A. No order submitted to Company by Distributor shall become effective unless and until it shall be formally accepted by written acknowledgment to Distributor from Company, and Company, in its sole discretion, may refuse to accept any order. Once an order has been accepted by Company, the Distributor shall not cancel said order without the prior written consent of Company. The Company, in its sole discretion may deem it necessary to ship Products on a COD basis, and in such event, Distributor agrees to pay all such charges.

B. Upon termination of this Agreement, all orders submitted hereunder to Company by Distributor shall be cancelled, except orders accepted by Company prior to the effective date of termination.

C. Delivery of Products by Company to any carrier for transportation to Distributor shall constitute delivery to Distributor and Distributor shall bear all risk of loss or damage thereafter.

Liability for Delays

8. No liability shall attach to Company for direct, indirect, incidental, or consequential damages or expenses due to loss, damage or delay in delivery of Products resulting from or caused by acts of God, strikes, riots, fires, insurrection, war, sabotage, floods, explosions, order of government, other catastrophe or other acts or delays beyond Company's control, and Distributor shall not make any claim of loss or damage against Company which may be occasioned by any such delay in delivery.

Price

9.A. Company has issued and will continue to issue to Distributor price lists, sales and service bulletins and finance plans which state Company's sales and service policies with respect to Products which may include suggested list prices, Distributor cash, net and floor plan prices, and terms of sale. Any price, discount or terms which deviate from the price sheets, programs and finance plans published by Company from time to time shall require the prior written approval by an officer of Company

B. Distributor agrees to pay Company for Products in accordance with the prices and terms of sale specified by Company from time to time.

Sale, Rental, Lease or Direct Bid by Company

10.A. Company may sell, rent or lease any Products to such major accounts and rental yards in Distributor's Area of Primary Sales and Service Responsibility as Company may, from time to time identify, as well as governmental agencies and sub-divisions thereof.

B. In addition, Company, may from time to time, sell, rent or lease discontinued or used Products wherever and to whomever Company chooses.


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C. Company further may sell, rent or lease any Products to such other customers located within the Area of Primary Sales and Service Responsibility as Company and Distributor may deem necessary.

Warranty

11.A. Distributor shall abide by Company's warranties and warranty instructions as modified from time to time by Company. COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED (INCLUDING WITHOUT LIMITATION IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR PARTICULAR PURPOSE), EXCEPT THOSE SET FORTH IN COMPANY'S CURRENT, APPLICABLE PUBLISHED WARRANTY POLICIES.

B. During normal business hours, Company may inspect Distributor's warranty records and Distributor shall furnish copies thereof to Company upon request.

C. In the event Distributor extends any additional warranty (such as by enlarging the scope or period of warranty or undertaking a warranty of merchantability or fitness for any particular purpose) or any other obligation whatsoever, Distributor shall: (i) be solely responsible therefor; (ii) have no recourse against Company; and (iii) defend, indemnify and hold Company harmless against any claim or cause of action whatsoever arising out of, or occasioned by, the Distributor's extension of said additional warranty or obligation.

D. Distributor is not authorized to change the Company's warranty in any way or grant any other warranty unless such change is authorized in writing by an officer of Company.



Termination

12.A. The parties to this Agreement may by mutual consent terminate this Agreement at any time.

B. Unless Company after discovery of relevant facts, promptly notifies Distributor to the contrary (in accord with Section 27), this Agreement will terminate immediately for any one of the following causes: (i) insolvency or bankruptcy of Distributor, (ii) assignment or attempted assignment of Distributor's assets for the benefit of creditors, (iii) sale of secured property out of trust or any fraudulent transfer of secured property, (iv) change in control or ownership of Distributor, (v) default in payment of moneys due Company, or (vi) Distributor's falsification of any records or reports required by Company under this Agreement.

C. Company may, at its option, terminate this Agreement by written notice to Distributor if: (i) Distributor is in default under any security agreement or any other agreement with Company, or (ii) Distributor breaches any material provision of this Agreement, including specifically the requirement to maintain a source of inventory financing.

D. If either party hereto is dissatisfied with the other party's performance under this Agreement and wishes to terminate this Agreement (for reasons other than those causes enumerated in Sections 12B and 12C), the party wishing to terminate this Agreement (the "Terminating Party") may initiate the following termination procedure: (i) The Terminating Party shall notify the other party hereto in accordance with Section 27 of its intent to terminate this Agreement stating the reasons for dissatisfaction with the other party's performance under this Agreement (said notice shall hereinafter be referred to as the "Termination Notice");





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Effect of Expiration or Termination

D. (ii) Within the thirty (30) day period after the Termination Notice (unless such period is extended by Company), the alleged deficiently performing party shall meet with the Terminating Party to discuss the areas of alleged deficiency and ways to cure any such deficiency;

(iii) The Terminating Party shall give the other party hereto not less than an additional ninety (90) days (the "Cure Period") to correct, to the satisfaction of the Terminating Party, any deficiency alleged in the Termination Notice; and

(iv) If the Terminating Party decides, in its sole discretion, after the termination of the Cure Period that the deficiencies alleged in the Termination Notice have not been cured to the Terminating Party's complete satisfaction, Terminating Party may notify the other party hereto in accord with Section 27 hereof of the termination of this Agreement effective not less than thirty (30) days from the giving of such notice.

Effect of Expiration of Termination

13.A. Upon expiration or termination of this Agreement, Distributor shall promptly return all remaining promotional material, catalogs, price lists, service manuals, bulletins, owner's manuals and current advertising material, and any other literature which was furnished to Distributor by Company.

B. Distributor shall deliver to Company copies of all sales records, ownership lists, service history records and any other material of any kind relating to the sale, operation or servicing of Products.

C. Expiration or termination of this Agreement shall not release either party from the payment of any sum then owing to the other.

D. The provisions of 'Sections 21 and 22 shall survive the expiration or termination of this Agreement.

F. The Company, after notifying Distributor of termination as provided in
Section 12, shall have the right to consummate arrangements with a replacement distributor.

Return of Products on Expiration or Termination of Agreement

14.A. Company shall, if notified in writing by Distributor within thirty (30) days after the expiration of termination of this Agreement by Company, repurchase within ninety (90) days after such notice from Distributor new, current, unused, undamaged, and saleable Products purchased by Distributor from Company, it being expressly understood that the Company does not undertake to repurchase any other asset, tangible or intangible, from Distributor.

B. If Company notifies Distributor within thirty (30) days of the expiration or effective date of termination of this Agreement of Company's desire to repurchase Products referred to in Subsection

C. The purchase price paid by Company to Distributor for Products repurchased from the Distributor under this Section 14 shall not exceed the price paid to Company by Distributor. All amounts owed by Distributor to Company will be netted against any repurchase of the Products. Distributor shall return Products to be repurchased within thirty (30) days after Company notifies Distributor of the exercise of its intent to repurchase Products.

Credit for Returned Products

15.A. Products returned pursuant to Section 14 hereof shall be subject to inspection by Company and if Company shall find such Products to have been returned in compliance with this Agreement, the same shall be credited to Distributor at the prices described in Section 14.



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B. If Company shall find, in its sole discretion, Products returned by
Distributor not to be in conformity with Section 14 hereof, such Products will be held for a period of thirty (30) days for disposition as Distributor may direct for Distributor's account. If Distributor fails to give Company such direction within said thirty (30) day period, Company may thereafter dispose of such Products at its discretion without liability to Company and Distributor hereby waives any rights or interest in such Products.

C. Distributor shall be responsible for proper identification of all repair parts to be repurchased by Company.

D. Distributor shall not be entitled to payment or credit for returned Products until Distributor has provided Company with satisfactory evidence that Distributor has complied with all applicable laws and that such returned Products are free and clear of all claims, liens and encumbrances except those existing in Company's favor.

E. Notwithstanding any other provision contained in Sections 14 and 15 hereof, all indebtedness of Distributor to Company covering Products not returned and accepted for credit shall become immediately due and payable on the expiration or effective date of termination of this Agreement.

Application of Distributor's Credit

16. While this Agreement is in effect or following its expiration or termination, Company may apply any amount which it or its divisions, subsidiaries or affiliates owes Distributor to any obligations of Distributor to Company or to any division, subsidiary or affiliate thereof.

Transactions After Expiration or Termination

17. In the event the parties hereto have any dealings after expiration or termination of this Agreement, such dealings shall not be construed as a renewal of this Agreement nor as a waiver of such termination.

Taxes and Liens

18. All taxes, liens and assessments against Products in the hands of, or enroute to, Distributor are for Distributor's account and not for the account of Company.

Product Changes/Discontinuance

19. A Company may change the design or specifications of any Product at any time and from time to time, without notice and without incurring any obligation to Distributor.

B. Company shall not be obligated to make the same or a similar change to any Product previously purchased by or shipped to Distributor.

C. Company may at any time, and from time to time, discontinue the manufacture or sale of any Product, with or without substituting another in its place.

D. Products changed or improved will be accepted by Distributor in fulfillment of existing orders.

Use of Name, Trade Names and Trademarks

20.A. The Distributor agrees that Company is and shall be the exclusive owner of all trademarks and trade names now or hereafter used by Company in connection with the sale and servicing of its Products and the conduct of its business.



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B. Distributor may use the trademarks or trade names associated with the
Products and any other trademarks and trade names owned by Company only in a manner approved by Company and only in relation to the Products, accessories and services.

C. Upon the expiration or termination of this Agreement, Distributor will promptly discontinue the use of the Company's trademarks and tradenames on any signs, displays, or advertising material and will promptly remove all signs and other advertising material or identifying marks.

Limitation of Liability

21 .A. Except as otherwise specified in this Agreement. Company shall have no liability for any expenditure made, or loss of income incurred, by the Distributor in preparation for performance or in the performance of the Distributor's obligations under this Agreement.

B. Neither Company nor Distributor shall by reason of the termination or non-renewal of this Agreement be liable for the other for compensation, reimbursement or damages on account of the loss of prospective profits or anticipated sales and rentals, or on account of expenditures, investments, leases, property improvements or commitments in connection with the business or goodwill of the Company, of the Distributor or otherwise.

C. In no event shall Company be liable for indirect, special, incidental or consequential damages.

Indemnification

22.Company and Distributor shall defend, indemnify and hold each other harmless from and against any and all claims, actions, losses, damages and expenses (including reasonable attorney's fees and expenses) arising out of or related to the indemnifying party's performance or failure to perform under this Agreement.

Company/Distributor Relationship

23.A. The appointment of the Distributor by Company under this Agreement does not constitute Distributor as the legal representative of Company for any purpose except as specifically set forth herein.

B. It is expressly understood that, in performing as a distributor hereunder, Distributor is acting solely as an independent business enterprise and nothing herein contained shall be construed to create, nor does it create, a relationship or employer and employee, principal and agent, partnership, joint venture or the like between Company and Distributor.

Performance

24. No failure of Company to insist upon strict compliance with any provision of this Distributor Agreement shall constitute a waiver thereof for the future.

Applicable Law, Invalidity and Jurisdiction

25.A. This Agreement shall be construed, enforced and performed in accordance with the laws of the State of Illinois.

B. All provisions of this Agreement are severable and any provision determined to be invalid shall be deemed inoperative without invalidating any of the other provisions of this Agreement.

C. The parties agree that neither shall commence any litigation against the other arising out of this Agreement or the termination or non-renewal of this Agreement except in a court located in the State of Illinois. Each party consents to jurisdiction over it by such a court.



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Complete Agreement and Modifications

26.A. This Agreement supersedes any prior or contemporaneous agreements between the parties and, excepting prior security agreements, there are no agreements or understandings, either oral or written, which conflict with, alter or enlarge it, and the express terms hereof control both course of dealing and usage of trade.

B. Any modification of this Agreement must be in writing and approved by Company.

Notices

27. Any notice or other communication required or that may be given pursuant to this Agreement shall be in writing and shall be delivered personally, or sent to the address set forth above via facsimile or via registered or certified mail, return receipt requested. Any such notice or communication shall be deemed given when so delivered personally, faxed, or if mailed, on the earlier of the date of receipt or two days after the date of mailing.

Assignment

28. Distributor may not assign, delegate or otherwise transfer this Agreement or Distributor's rights and obligations hereunder without Company's prior written consent.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the dates set forth below.





COMPACTION AMERICA, INC.


Dated: 4/4/94
By:
Title: President
And By:
Title: Vice-President/Marketing & Sales
Distributor: WESTERN TRACTION COMPANY


Dated:
By:
Title:
Attest:




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                                    EXHIBIT A



                DISTRIBUTOR'S AREA OF PRIMARY SALES AND SERVICE:


         IN THE STATE OF CALIFORNIA: That portion of the State of California bounded on the north by and including the counties of Mendocino, Glenn, Butte, Plumas, and Sierra; bounded on the south by and including the counties of Monterey, Fresno, Kings, Tulare, and Mono.




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                                    EXHIBIT B


                       Distributor's authorized locations:

                  1333 Atlantic Street, Union City, California 94587

                  2330 East Date Avenue, Fresno, California 93706




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                                    EXHIBIT C



         Distributor is authorized to sell the following Products:


         HYPAC HEAVY COMPACTION EQUIPMENT.



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                         DISTRIBUTOR SECURITY AGREEMENT


This Agreement is made as of the 1st day of January, 1994, by and between Compaction America, Inc. a Delaware Corporation, having its principal place of business at 2000 Kentville Road, Kewanee, Illinois 61443 (hereinafter "COMPANY" or "Secured Party"), and Western Traction Company a corporation/limited partnership/partnership, organized under the laws of the State of California and having its principal place of business at 1333 Atlantic Stree Union City, California 94587 (hereinafter referred to as "Debtor").

CREATION OF SECURITY INTEREST:

1. For valuable consideration received, Debtor grants to COMPANY a security interest in the Collateral, as hereinafter described and defined, to secure the payment, performance and/or fulfillment of any and all existing and future Obligations, as hereinafter described and defined, of Debtor to Company.

COLLATERAL:  OBLIGATIONS

2.a The "Collateral" consists of Debtor's present and hereafter acquired inventory obtained by Debtor from the COMPANY, any related Division and/or subsidiary or affiliated company including new and used compaction equipment, parts and machinery, together with all present and future attachments, accessions, exchanges, replacement parts, repairs, and additions thereto, whether held by Debtor for sale, lease or consignment, and all chattel paper, documents, general intangibles, instruments, accounts and contract rights now existing or hereafter arising with respect thereto, and all cash and non-cash proceeds (including insurance proceeds) of any of the foregoing. With respect to any Collateral other than parts inventory owned by the Debtor and held for sale or lease, the security interest created pursuant to Section 1 above shall be released as to specific items of Collateral when Debtor has fully satisfied all outstanding Obligations related to such specific item.

b. Collateral may be more specifically described in Rental Agreements, and Consignment Agreements executed by the parties from time to time hereafter, Debtor's purchase orders, invoices, and in periodic inventory reports submitted by Debtor. For the purpose of identification, such Rental Agreements, Consignment Agreements, purchase orders, invoices and inventories as and when executed are incorporated herein by reference.

c. The "Obligations" consist of all obligations, indebtedness and liabilities for the payment of monies (including applicable finance charges, late payment charges and interest) owed for goods now or hereafter sold by COMPANY to Debtor, including without limitation, all costs and expenses incurred by COMPANY (including reasonable attorneys' fees) to (i) preserve and enforce this security interest, (ii) collect monies owed, and (iii) maintain and preserve the Collateral.

WARRANTIES:  REPRESENTATIONS

3. Debtor warrants and represents:

a. Ownership. Debtor is the owner of the Collateral free of all encumbrances and security interests (except COMPANY's security interest).



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b. Location of Collateral. The Collateral will be kept and maintained at
Debtor's place(s) of business at the address(es) shown on Schedule 3.b to this Agreement, and Debtor will not remove the same from such premises, without the prior written consent of COMPANY except for sales made in the ordinary course of Debtor's business (accompanied by payment or other arrangement in accordance with the finance plans published by COMPANY and in effect at the date of shipment).

c. Name, Change of Name. Except as shown on Schedule 3.c to this Agreement, Debtor is not conducting business at any place where the Collateral will be located under any trade name or any other name other than Debtor's own name. Debtor will give COMPANY prior written notice of any change in Debtor's name, any trade name identified on Schedule 3.c, or of Debtor's beginning to use any trade name at any place where the Collateral will be located.

d. Change of Address. Debtor shall immediately advise COMPANY in writing of any change in address of Debtor's principal place of business, of any other place of business where the Collateral is located, or of any address set forth in the Schedules to Section 3 of this Agreement.

PARTIES BOUND

4. Each party signing this Agreement is a Debtor and the Obligations hereunder of all Debtors are joint and several. This Agreement benefits COMPANY, its successors and assigns, and binds the Debtor and its heirs, legal representatives, successors and assigns.

PAYMENT

5. Payment of all Obligations, including interest and delinquency charges, shall be made in accordance with the Rental Agreements, and consignment Agreements executed by the hereto from time to time hereafter, COMPANY's invoices and the finance plans published by COMPANY and in effect at the date of shipment. Interest on all Obligations shall accrue after maturity at the rate of 18% per year or at the highest legal contract rate, whichever is lower.

MAINTENANCE OF COLLATERAL

6. Debtor shall: maintain the Collateral in good condition and repair and not permit its value to be impaired; keep it free from all liens, encumbrances and security interests (other than COMPANY's security interest); defend it against all claims and legal proceedings by persons other than COMPANY; not sell, lease or otherwise dispose of it or permit it to become an accession or attachment to other goods except as specifically authorized by Distributor Agreement or in writing by COMPANY; not permit it to be used or operated in violation of any applicable law, regulation or policy of insurance; pay and discharge when due all taxes (including but not limited to ad valorem, sales and use taxes), assessments, license fees, freight, insurance premiums, storage and handling charges, and all other expenses and charges in connection with the sale, use, handling, storage possession, collection or transfer of Collateral. Loss of or damage to the Collateral shall not release Debtor from any of the Obligations.

INSPECTION OF COLLATERAL

7. Debtor shall keep accurate records and accounts with respect to the Collateral at Debtor's place of business where the Collateral is located, or if Debtor has more than one such place of business in a state, at Debtor's principal place of business in that state. COMPANY shall have the right to inspect the Collateral, records and accounts at any and all reasonable time or times; and Debtor shall assist COMPANY in making all inspections.


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MAINTENANCE OF SECURITY INTEREST

8. Debtor shall sign all financing statements, pay all expenses and, upon request, take any action reasonably deemed advisable by COMPANY (including without limitation conducting searches of the public record for filed financing statements) to preserve the Collateral or to establish, determine priority of, perfect, continue perfected, terminate or enforce COMPANY's security interest therein or rights under this Agreement.

AUTHORITY OF COMPANY TO PERFORM FOR DEBTOR

9. If Debtor breaches or fails to perform any provisions of this Agreement or the Obligations as and when requested or required, COMPANY may take such actions as it deems necessary to enforce its security interest in the Collateral, and the cost of taking such actions shall be one of the Obligations secured by this Agreement and shall be payable by Debtor upon demand with interest from the date of payment by COMPANY at the rate of 18% per year or the highest legal contract rate, whichever is lower.

DEFAULT

10. Upon default of any provision hereof or in the payment or performance of any of the Obligations secured hereby, the termination of the Distributor Agreement between the parties, or the default of any provision thereof, or the default of any provision of any Rental Agreement, or Consignment Agreement executed by the parties hereto from time to time hereafter, as default is defined in any such agreements, all the Obligations shall at the option of COMPANY and without any notice or demand, become immediately due and payable; and COMPANY shall have all the rights and remedies for default provided by said Sales Agreements, the Uniform Commercial Code (including without limitation the right to enter upon Debtor's premises and repossess the Collateral), as well as any other applicable law and the Obligations. With respect to such rights and remedies:

a. Assembling Collateral. COMPANY may require Debtor to assemble the Collateral and to make it available to COMPANY at Debtor's principal place of business or any other location mutually agreeable to both parties.

b. Notice of Disposition. Written notice, when required by law, sent to any address of Debtor in this Agreement at least ten calendar days (counting the day of sending) before the date of a proposed disposition of the Collateral is reasonable notice.

c. Expenses and Application of Proceeds. Debtor shall reimburse COMPANY for any expense incurred by COMPANY in protecting or enforcing its rights under this Agreement, including without limitation reasonable attorneys' fees and legal expenses and all expenses of taking possession, holding, preparing for disposition, and disposing of the Collateral. After deduction of such expenses, COMPANY may apply the proceeds of disposition to the Obligations in such order and amounts as it elects.

INSURANCE

11. Unless agreed to in writing signed by both parties, the Debtor shall fully insure the Collateral at its expense against loss in an amount not less than the unpaid balance of the purchase price therefor, with insurers and under policies satisfactory to COMPANY, with such policies made payable to



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COMPANY, its successors and assigns, as its interests may appear. Debtor shall promptly furnish to COMPANY certificates of such insurance, and upon demand of COMPANY, the original policies of such insurance. All of such insurance policies shall provide for a minimum of ten days written notice to COMPANY prior to any cancellation thereof. Debtor shall promptly notify COMPANY of any loss to, or destruction of, the Collateral. All insurance proceeds shall, at the option of COMPANY, be applied toward the repair or replacement of the damaged Collateral or to the payment of the Debtor's Obligations hereunder. All risk of loss shall be on Debtor and no loss or damage to the Collateral shall release the Debtor from the Obligations hereunder.

WAIVER

12. No delay or omission of the exercise of any rights, powers or remedies accruing to COMPANY upon any breach or default by Debtor under this or any other Agreement shall impair any such right, power or remedy, or be construed as a waiver of any such breach or default. No waiver of any rights, powers or remedies of COMPANY or consent by it shall be valid unless in writing and signed by COMPANY, and no waiver or consent by COMPANY to any act or omission of Debtor shall operate as a waiver of, or consent to, any other act or omission.

ASSIGNMENT

13. Debtor understands and agrees that COMPANY may assign its rights and interest in this Agreement or any of the Collateral under this Agreement, any Rental Agreement, Consignment Agreement, or any other document covering the Collateral to Associates or other assignee. Debtor hereby consents to any such assignment and Debtor agrees that any reference to COMPANY as secured party shall include any assignee of COMPANY.

DISTRIBUTOR AGREEMENT

14. The terms of the Distributor Agreement between the parties are hereby incorporated by reference. No provision herein shall amend the Distributor Agreement or guarantee its continuance or renewal.

NOTICE

15. Any written notice required or permitted by this Agreement may be given by
(i) delivery by hand during usual business hours at the addresses set forth at the beginning of this Agreement, or (ii) by depositing it in the United States mail, postage prepaid and return receipt requested, or (iii) by telecopy or telex, receipt acknowledged, or (iv) by depositing it with Federal Express or other recognized overnight courier, charges prepaid, in each instance addressed to COMPANY or Debtor at the respective addresses set forth at the beginning of this Agreement or at such other address as either party may designate by written notice to the other.

IN WITNESS WHEREOF, the parties have caused this Distributor Security Agreement to be executed on their behalf by their respective duly authorized officers, agents or representatives.




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                                  SCHEDULES TO

                         DISTRIBUTOR SECURITY AGREEMENT


SECURED PARTY: COMPACTION AMERICA, INC.
DEBTOR:         Western Traction Company

SCHEDULE 3.b. LOCATION OF COLLATERAL.

1333 Atlantic Street      Union City   Alameda   California  94587
Street Address            City         County     State      Zip Code

Debtor has/does not have more than one (1) place of business in this state. If so, the address of Debtor's principal place of business in this state is:

1333 Atlantic Street            Union City   Alameda   California   94587
Street/P.O. Address             City         County      State      Zip Code
2330 East Date Avenue           Fresno       Fresno    California   93706
Street Address                  City         County      State      Zip Code

Debtor has/does not have more than one (1) place of business in this state. If so, the address of Debtor's principal place of business in this state is:

1333 Atlantic Street        Union City       Alameda      California    94587
Street/P.O. Address         City             County       State         Zip Code

Street/P.O. Address         City             County       State         Zip Code

Debtor has/does not have more than one (1) place of business in this state. If so, the address of Debtor's principal place of business in this state is:

Street/P.O. Address         City             County       State         Zip Code

Debtor has/does not have more than one (1) place of business in this state. If so, the address of Debtor's principal place of business in this state is:

Street/P.O. Address         City             County       State         Zip Code


SCHEDULE 3.c. TRADE NAMES.

Debtor uses the following trade names at the following locations:

                                    WARRANTY


                    CERTIFICATE OF GENERAL EQUIPMENT WARRANTY


Compaction America, Inc. warrants new compaction equipment products sold by it to be free of defects in materials or workmanship is subject to the following conditions:

A. The warranty period for all ride-on compaction and stabilization products is twelve (12) consecutive months covering parts from the date of delivery for initial use and six (6) consecutive months covering labor from the date of delivery for initial use.

B. The warranty period for all walk-behind compaction products is six (6) consecutive months covering parts and labor from the date of delivery for initial use.

C. The warranty period for the refuse compactor and skid steer trench compactor is twelve (12) consecutive months or 2000 hours, whichever comes first, covering parts and labor from the date of delivery for initial use.

Compaction America's obligation and liability under this warranty is expressly limited to the cost, exclusive of freight, duty, taxes, handling charges, of, during normal working hours, replacing or, at the sole option of Compaction America, Inc., repairing by an authorized Compaction America equipment distributor, parts determined, upon inspection to have been defective in material or workmanship within the applicable period, to be not as warranted.

D. The warranty for replacement or repair parts installed in the product shall be six (6) months from the date of installation. This warranty is limited to providing a replacement part; not including freight, duty, taxes, handling charges or cost of installation; to replace that part found not to be as warranted or, in the alternative, at the sole option of Compaction America, Inc., the cost, excluding travel and freight, of repairs, during normal working hours, to that part found to be not as warranted.

This warranty covers only defects in materials and workmanship or noncompliance in products sold by Compaction America, Inc.

Warranty coverage is not extended to repairs or parts and services required as a result of:

1. Normal or accelerated wear and tear.                 4. Lack of Maintenance.
Specific items might include, but are not               Including:
limited to:                                             A. Failure to inspect and maintain in accordance
A.   Brakes   D. Seals and Packings                     with published schedules.
B.   Belts    E. Tires                                  B. Improper Repair
C.   Hoses                                              C. Use of "unapproved' parts

2.  Alterations, not approved by Compaction             5. Periodic maintenance which is performed in
America, Inc. Including installation of accessories.    in accordance with published schedules.
                                                        Specific items might include, but not limited to:
3. Abuse.                                               A.  Tune-up Parts
Specific examples might include, but are                B.   Filters
not limited to:                                         C.   Spark Plugs
A.  Overloading                                         D.  Oil/Grease, Lube/Fuel
B.  Misapplication                                      Certain products manufactured by others are also
C.  Improper Operation and Storage                      covered by warranties extended by the
D.  Neglect                                             original manufacturers.
                                                        Examples include:
                                                        A.  Batteries
                                                        B.  Tires
                                                        C.  Engines
                                                        D.  Attachments and Trade Accessories

THIS WARRANTY IS EXCLUSIVE AND IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. COMPACTION AMERICA'S OBLIGATION

SHALL NOT INCLUDE ANY LIABILITY FOR DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGE OF DELAY.

                            COMPACTION AMERICA, INC.
                          TERMS AND CONDITIONS OF SALE

ALL SALES BY SELLER TO DISTRIBUTOR ARE MADE SUBJECT TO THESE TERMS AND CONDITIONS. As used herein. the term Seller means Compaction America. Inc. or any affiliate or subsidiary of Compaction America, Inc. from which products bearing the "HYPAC" name or "BOMAG" name are ordered. "Distributor" means an authorized Distributor of a Seller.

1. GOVERNING PROVISION; ORDERS, MODIFICATIONS, AND CANCELLATIONS.

Unless otherwise provided on the face thereof, each order or offer shall be deemed to be open for acceptance for a period of 30 days. With respect to all orders and offers (whether submitted in writing, sent by telecopy, entered by computer, or otherwise), no terms or conditions other than or in addition to those contained herein will be binding upon Seller unless specifically agreed to in writing signed by Seller: failure of Seller to object to any additional or inconsistent provisions contained in any purchase order or other communication from Distributor shall not be construed as a waiver of these terms and conditions nor an acceptance of any such provisions. Orders may not be cancelled or altered by Distributor except upon terms and conditions acceptable to Seller, as evidenced by Seller's written consent. In the event of such an approved cancellation by Distributor, Seller shall be entitled to payment of the full price, less the amount of any expenses saved by Seller by reason of the cancellation.

2. PRICES.

All prices quoted are subject to change without notice. The price of products on order but not yet shipped may, at Seller's option. be the price in effect at the time of shipment. Prices quoted are net f.o.b. the point designated in writing by Seller. When no f.o.b. point is designated in writing by Seller, prices quoted for new products shall be deemed to be f.o.b. point of manufacture and prices for all other articles shall be deemed to be f.o.b. Seller's place of business at which the order for products is accepted. When transportation is payable by Seller, the price charged may be increased to reflect the lowest transportation rates in effect at the time of shipment, even though such rates may differ from those quoted by Seller.

3. PAYMENT.

Unless otherwise provided in writing, payment is due in accordance with the terms of Seller's invoice in the case of cash sales or, in the case of purchases financed by Seller or an affiliate of Seller, as specified in the writing containing the terms and conditions of such financing. Unless otherwise provided in writing, interest will be charged on accounts more than 30 days past due at the rate of 2 percent per month, or the highest rate permitted by applicable law, whichever is lower.

4. MINIMUM CHARGE

A minimum charge of $50.00 will be made on each order other than literature.

5. TAXES AND OTHER CHARGES

Any tax, duty, custom, fee or other charge of any nature whatsoever imposed by any governmental authority, on or measured by the transaction between Seller and Distributor shall be paid by Distributor in addition to the prices quoted or invoiced. In the event the Seller is required to pay any such tax, fee or charge, Distributor shall reimburse Seller therefor; or, in lieu of such payment. Distributor shall provide Seller at the time the order is submitted with an exemption certificate or other document acceptable to the authority imposing same.

6. DELIVERY, TRANSPORTATION AND CLAIMS.

All delivery dates are approximate. Seller shall not be liable for any damage as a result of any delay or failure to deliver due to any cause beyond Seller's reasonable control, including, without limitation, any act of God, act of Distributor, embargo or other governmental act, regulation or request, fire, accident, strike, slowdown, war, riot, delay in transportation, or inability to obtain necessary labor. materials or manufacturing facilities. In the event of any such delay. the date of delivery shall be extended for a period equal to the time lost because of the delay. Distributor's exclusive remedy for any delays and for Seller's inability to deliver for any reason shall be rescission of the agreement to purchase.

Delivery of products to a carrier at Seller's plant or other loading point shall constitute delivery to Distributor; and regardless of shipping terms or payment of freight charges, all risks of loss or damage in transit shall be borne by Distributor. Seller reserves the right to make delivery in installments, and unless otherwise expressly stipulated, all such installments are to be separately invoiced and paid for when due per invoice, without regard to subsequent deliveries. Delay in delivery of any installment shall not relieve Distributor of its obligations to accept remaining deliveries.

Claims for shortages or other errors in delivery must be made in writing to Seller within 15 days after receipt of shipment, and failure to give such notice shall constitute unqualified acceptance and a waiver of all such claims by

Distributor. Claims for loss of or damage to goods in transit should be made to the carrier and not to Seller.

7. STORAGE.

If the products are not shipped within 15 days after notification to Distributor that they are ready for shipping, for any reason beyond Seller's reasonable control, including Distributor's failure to give shipping instructions, Seller may store such products at Distributor's risk in a warehouse or yard or upon Seller's premises. and Distributor shall pay all handling transportation and storage costs at the prevailing commercial rates upon submission of invoices therefor.